Important Notice Regarding Change in Investment Policy

COPELAND INTERNATIONAL RISK MANAGED

DIVIDEND GROWTH FUND

Supplement dated March 31, 2014 to

Prospectus and Statement of Additional Information

dated March 31, 2014

The Prospectus and Statement of Additional Information dated March 31, 2014 disclose a change that will be effective on or about June 1, 2014 to the Copeland International Risk Managed Dividend Growth Fund’s principal investment policy of investing, under normal market conditions, at least 80% of its assets in securities that have increased their dividend for a minimum of five consecutive years.

Effective on or about June 1, 2014, the minimum required consecutive years for securities that have increased their dividend will change from five to three years.

Please retain this supplement for future reference.